Supplement Dated May 25, 2001
                      To Prospectus Dated November 1, 2000

                               Sparrow Growth Fund

                                     Class A
                                     Class C


         Effective May 25, 2001, the dealer commission structure for the Class C shares of the Fund has been changed. The following information replaces the first paragraph under the heading "Class C Shares" on page 9 of the Prospectus:

                                    The dealer of record receives a 1.50%
                           commission on sales of Class C Shares. You, however, do not pay an initial sales charge and all of your purchase payment is immediately invested in the Fund. Class C Shares are subject to a CDSC of 1.00% if you redeem the shares within one year of purchase, based on the lower of the shares' cost or current NAV. Any shares acquired by reinvestment of distributions will be redeemed without a CDSC.



                                 PRIVACY POLICY

         The following is a description of the Fund's policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

         Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you: o Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and o Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

         Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund's custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

         Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.


This Supplement, and the Prospectus dated November 1, 2000, contain information that you should know before investing in the Fund and should be retained for future reference. Additional information is included in the Statement of Additional Information dated November 1, 2000, which has been filed with the Securities and Exchange Commission and is incorporated herein by reference. It is available upon request and without charge by calling (888) 727-33